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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                           Distribution Date:       7/16/01
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,826,666.67
             Class B Note Interest Requirement                        161,108.53
             Class C Note Interest Requirement                        232,859.63
                       Total                                        2,220,634.83

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.65333
             Class B Note Interest Requirement                           3.86667
             Class C Note Interest Requirement                           4.34667

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          500,000,000
             Class B Note Principal Balance                           41,666,000
             Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00



                                            By:
                                                            --------------------

                                            Name:           Patricia M. Garvey
                                            Title:          Vice President


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